UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PJT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Helen Meates, Chief Financial Officer of PJT Partners Inc. (the “Company”), has informed the Company of her intention to step down from her role as Chief Financial Officer as of October 1, 2026 (the “Effective Date”). Following the Effective Date, Ms. Meates will remain at the Company in a non-executive officer role to assist with the transition of her responsibilities and retire from the Company following the conclusion of the transition period. Ms. Meates will continue to receive her base salary at its current rate during the transition period and will remain eligible to receive a cash bonus in respect of fiscal 2026. Following the conclusion of the transition period, Ms. Meates’ departure from the Company will constitute a qualifying retirement for purposes of her outstanding equity awards, the terms of which are described in the Company’s 2026 Proxy Statement.

The Company’s Board of Directors has appointed Arun Kalra to succeed Ms. Meates as the Company’s Chief Financial Officer effective as of the Effective Date.

Mr. Kalra, 38, currently the Company’s Director of Finance, has spent the last decade helping Ms. Meates build the global finance function of the Company, having joined the firm in 2016, initially as head of Financial Planning and Analysis. Prior to joining the Company, Mr. Kalra was a senior member of the compensation team at UBS AG. Mr. Kalra holds a BSc from the London School of Economics.

A press release announcing the transition of the Company's Chief Financial Officer role from Ms. Meates to Mr. Kalra, as described above, is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of PJT Partners Inc. issued on July 16, 2026.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ David K.F. Gillis
Name: David K.F. Gillis
Title: Managing Director, Corporate Secretary

Date: July 16, 2026